EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

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EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the use, in the registration statement on Form SB-2 of Imaging3, Inc., of our report dated February 28, 2005 on our audits of the financial statements of Imaging3, Inc. as of December 31, 2004 and 2003, and the results of its operations and cash flows for the two years then ended, and the reference to us under the caption "Experts".



/s/ Kabani & Company, Inc.
-----------------------------
Kabani & Company, Inc.
Fountain Valley, California

May 31, 2005